                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                            NOVASTAR FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     and 0-11.

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     previously. Identify the previous filing by registration statement number,
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

                                 [LOGO] NOVASTAR
                                        FINANCIAL, INC.


                            NOVASTAR FINANCIAL, INC.
                          8140 Ward Parkway, Suite 300
                              Kansas City, MO 64114
                                 (816) 237-7000

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our stockholders:

        You are cordially invited to attend the annual meeting of stockholders of NovaStar Financial, Inc., a Maryland corporation, to be held on Tuesday, May 25, 2004 at 10:00 a.m., Central Daylight Time, at our corporate offices, 8140 Ward Parkway, Suite 300, Kansas City, Missouri, for the following purposes:

        1. The election of the Class II directors of NovaStar Financial's Board of Directors to serve until NovaStar Financial's annual meeting of stockholders to be held in 2007 or until each such director's successor is elected and qualified;

        2.      Approval of the NovaStar Financial, Inc. 2004 Incentive Stock
                Plan;

        3. Ratification of the selection of Deloitte & Touche LLP as NovaStar Financial's independent public accountants for the fiscal year ended December 31, 2004; and

        4. To transact such other business as may properly come before the annual meeting.

        A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. The Board of Directors has fixed the close of business on March 11, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting.

        In order that your shares may be represented at the annual meeting, please date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A proxy may be revoked by a shareholder by notice in writing to the Secretary of NovaStar Financial at any time prior to its use, by presentation of a later-dated proxy, or by attending the annual meeting and voting in person.

                                     By Order of the Board of Directors

                                     /s/ Scott F. Hartman

                                     SCOTT F. HARTMAN
                                     Chairman of the Board and
Kansas City, Missouri                Chief Executive Officer
March 18, 2004


                -------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                   PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.
                -------------------------------------------------

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

                                                    TABLE OF CONTENTS
                                                                                                                    Page
                                                                                                                    ----
ANNUAL MEETING INFORMATION
           Solicitation of Proxies.................................................................................    1
           Voting Rights...........................................................................................    1
           Voting of Proxies.......................................................................................    2
           Revocability of Proxy...................................................................................    2
           Annual Report...........................................................................................    2

SECURITIES OWNERSHIP
           Beneficial Ownership of Common Stock by Large Securityholders...........................................    2
           Beneficial Ownership of Common Stock by Directors and Management........................................    2
           Compliance with Section 16(a) of the Securities Exchange Act of 1934....................................    3

ITEM 1 - ELECTION OF DIRECTORS
           Nominees and Directors..................................................................................    4
           Director Independence...................................................................................    5
           Compensation of Directors...............................................................................    5
           Compensation Committee Interlocks.......................................................................    6
           Committees of the Board and Meeting Attendance..........................................................    6
           Executive Sessions......................................................................................    6
           Communications with the Board...........................................................................    6
           Consideration of Director Nominees......................................................................    6
           Audit Committee Report..................................................................................    8
           Compensation Committee Report...........................................................................    9
           Performance Graph.......................................................................................   10
           Management of NovaStar Financial........................................................................   11
           Executive Compensation..................................................................................   12
           Certain Transactions....................................................................................   14

ITEM 2 - APPROVAL OF NOVASTAR FINANCIAL, INC. 2004 INCENTIVE STOCK PLAN
           General.................................................................................................   15
           Purpose.................................................................................................   15
           Administration..........................................................................................   15
           Eligible Persons........................................................................................   16
           Shares Subject to the 2004 Incentive Stock Plan.........................................................   16
           Term of Options and SARs................................................................................   17
           Option Exercise.........................................................................................   17
           Limited Transferability of Non-Qualified Stock Options..................................................   17
           Dividend Equivalent Rights (DERs).......................................................................   17
           Grants to Non-Employee Directors........................................................................   17
           Amendment and Termination of 2004 Incentive Stock Plan..................................................   18
           Federal Income Tax Consequences.........................................................................   18

ITEM 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
           Principal Accounting Firm Fees..........................................................................   21

OTHER BUSINESS.....................................................................................................   21

STOCKHOLDER PROPOSALS - 2005 ANNUAL MEETING........................................................................   22

APPENDIX A:    AUDIT COMMITTEE CHARTER
APPENDIX B:    NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
APPENDIX C:    NOVASTAR FINANCIAL, INC. 2004 INCENTIVE STOCK PLAN

                                    NOVASTAR

                          8140 Ward Parkway, Suite 300
                              Kansas City, MO 64114
                                 (816) 237-7000

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 25, 2004


To our stockholders:

        The Board of Directors of NovaStar Financial, Inc., a Maryland corporation, is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of stockholders to be held on May 25, 2004 at 10:00 a.m., central daylight time, at our corporate offices, 8140 Ward Parkway, Suite 300, Kansas City, Missouri. This proxy statement, the accompanying proxy card and the notice of annual meeting are being provided to stockholders beginning on or about March 18, 2004.

                           ANNUAL MEETING INFORMATION

SOLICITATION OF PROXIES

        The costs of this solicitation by the Board of Directors will be borne by NovaStar Financial. Proxy solicitations will be made by mail. They also may be made by personal interview, telephone, facsimile transmission and telegram. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. NovaStar Financial will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. NovaStar Financial does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $5,000.00, plus reasonable out-of-pocket expenses.

VOTING RIGHTS

        Holders of shares of NovaStar Financial's common stock, par value $0.01 per share, at the close of business on March 11, 2004, the record date, are entitled to notice of, and to vote at, the annual meeting. On that date, 24,790,517 shares of common stock were outstanding. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. The presence, in person or by proxy, of stockholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of directors, and (2) the affirmative vote of the majority of the votes cast, in person or by proxy, at the annual meeting is required for all other matters. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares present and entitled to vote, and under Maryland law an abstention is not a vote cast. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Accordingly, a broker non-vote will have no effect on the matters presented to this annual meeting.

VOTING OF PROXIES

        Shares of the common stock represented by all properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as a director, FOR approval of the 2004 Incentive Stock Plan, and FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2004.

        The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, NovaStar Financial has not received any stockholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the stockholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

        The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the corporate secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

ANNUAL REPORT

        The 2003 annual report including financial statements for the year ended December 31, 2003, which is being mailed to stockholders together with the proxy statement, contains financial and other information about the activities of NovaStar Financial, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

                              SECURITIES OWNERSHIP

BENEFICIAL OWNERSHIP OF COMMON STOCK BY LARGE SECURITYHOLDERS

        As of March 11, 2004, NovaStar Financial is unaware of any securityholder beneficially owning more than 5% of the common stock.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY DIRECTORS AND MANAGEMENT

        The following table sets forth certain information known to NovaStar Financial with respect to beneficial ownership of the common stock as of March 11, 2004 by (i) each director, (ii) the executive officers, and (iii) all directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of NovaStar Financial, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

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

                                                                                    BENEFICIAL OWNERSHIP OF
                                                                                    -----------------------
        NAME OF BENEFICIAL OWNER                                                       COMMON STOCK (1)
        ------------------------                                                       ----------------
                                                                                    SHARES         PERCENT
                                                                                    ------         -------
        Scott F. Hartman(2).....................................................   1,017,000          4.08%
        W. Lance Anderson(3)....................................................     636,783          2.56%
        Michael L. Bamburg(4)...................................................     335,329          1.35%
        Gregory T. Barmore(5)...................................................     214,465              *
        Edward W. Mehrer(6).....................................................     120,404              *
        Rodney E. Schwatken(7)..................................................      25,803              *
        Art N. Burtscher(8).....................................................      20,392              *
        All directors and executive officers as a group (7 persons).............   2,370,176          9.46%
        ------------------
        *       Less than 1%.
        (1)     Assuming no exercise of options (except options exercisable within 60 days of March 1, 2004 by the listed securityholder named, separately).
        (2)     Consists of 877,424 shares of common stock, including 84,000 shares of common stock owned jointly with his wife and 139,576 shares of common stock issuable upon the exercise of options.
        (3)     Consists of 597,381 shares of common stock, including 50,000 shares of common stock owned jointly with his wife and 39,402 shares of common stock issuable upon the exercise of options.
        (4)     Consists of 328,149 shares of common stock (owned individually by Mr. Bamburg or by his wife or jointly with his wife) and 7,180 shares of common stock issuable upon the exercise of options.
        (5)     Consists of 203,559 shares of common stock and 10,906 shares of common stock issuable upon the exercise of options.
        (6)     Consists of 79,590 shares of common stock, including 4,000 shares owned by his wife and
                40,814 shares of common stock issuable upon the exercise of options.
        (7)     Consists of 25,803 shares of common stock only.
        (8)     Consists of 20,392 shares of common stock issuable upon the exercise of options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and holders of more than 10% of NovaStar Financial's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Such officers, directors and 10% stockholders are required by SEC regulation to furnish NovaStar Financial with copies of all Section 16(a) forms they file. Based solely on its review of such forms that it received, or written representations from reporting persons that no Form 5s were required for such persons, NovaStar Financial believes that, during fiscal 2003, all Section 16(a) filing requirements were satisfied. Securities acquired in January 2002 for the benefit of each executive officer by the trustee of the deferred compensation plan and the related reinvested dividends for 2002 were reported on Form 5s in February 2004.

                         ITEM 1 - ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with one class standing for election at the annual meeting of stockholders each year. The Class II directors, whose terms will expire in three years, are to be elected at this year's annual meeting. The nominees for the Class II directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below unless otherwise specified by the stockholder. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be

voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. The nominees listed below already serve as directors of NovaStar Financial.

        The election to the Board of Directors of the nominees identified in the proxy statement will require the affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting.

        The Board of Directors unanimously recommends that stockholders vote FOR the nominees identified below:

                    NAME                  POSITION WITH NOVASTAR FINANCIAL
                    ----                  --------------------------------

             W. Lance Anderson              President and Chief Operating
                                            Officer, Director
             Gregory T. Barmore             Director

NOMINEES AND DIRECTORS

        CLASS II NOMINEES - TERMS EXPIRING 2007

        W. LANCE ANDERSON, age 43, is a co-founder, President and Chief Operating Officer of NovaStar Financial, and has been a member of the Board of Directors since 1996. His primary responsibility is to manage mortgage origination and servicing operations. Prior to NovaStar, Mr. Anderson served as Executive Vice President of Dynex Capital, Inc., formerly Resource Mortgage Capital, Inc., a New York Stock Exchange listed real estate investment trust. In addition, Mr. Anderson was President and Chief Executive Officer of Dynex's single-family mortgage operation, Saxon Mortgage. He had been at Dynex since October 1989. Mr. Anderson also serves as Chairman of the Board of Directors, President and Chief Executive Officer of NovaStar Mortgage.

        GREGORY T. BARMORE, age 62, has served on the Board of Directors since 1996. Since 1997, he has been a director and is currently Chairman of the Board of Directors of Mortgage Electronic Registration Services, Inc. (MERSCORP, Inc.), Vienna, Virginia, a company which acts as nominee in county records for mortgage lenders and servicers. He retired as Chairman of the Board of GE Capital Mortgage Corporation (GECMC), a subsidiary of General Electric Capital Corporation (GE Capital) headquartered in Raleigh, North Carolina in 1997. He was responsible for overseeing the strategic development of GECMC's residential real estate-affiliated financial business, including mortgage insurance, mortgage services and mortgage funding. Prior to joining GECMC in 1986, Mr. Barmore was Chief Financial Officer of Employers Reinsurance Corporation (ERC), one of the nation's largest property and casualty reinsurance companies and also a subsidiary of GE Capital.

        CLASS I DIRECTORS - TERMS EXPIRING 2006

        ART N. BURTSCHER, age 53, was appointed to the Board of Directors in March 2001 to fill a vacancy on the Board of Directors. In 2000, Mr. Burtscher became President of McCarthy Group Asset Management, a wholly-owned subsidiary of McCarthy Group, Inc., an Omaha,

Nebraska asset management organization. From 1988 to 2000, Mr. Burtscher served as President and Chief Executive Officer of Great Western Bank in Omaha, Nebraska.

        EDWARD W. MEHRER, age 65, has been a member of the Board of Directors since 1996. From November 2002 through June 2003, he served as Interim President & Chief Executive Officer of Cydex, a pharmaceutical company based in Overland Park, Kansas. From 1996 through December 2003, he served as Chief Financial Officer of Cydex. For approximately ten years and until December 1995, Mr. Mehrer was associated with Hoechst Marion Roussel, formerly Marion Merrell Dow, Inc., an international pharmaceutical company. From December 1991 to December 1995, he served as Executive Vice President and Chief Financial Officer and a director of Marion. Prior to joining Marion, Mr. Mehrer was a partner with the public accounting firm of Peat, Marwick, Mitchell & Co., a predecessor firm to KPMG LLP, in Kansas City, Missouri.

        CLASS III DIRECTOR - TERM EXPIRING 2005

        SCOTT F. HARTMAN, age 44, is a co-founder, Chairman of the Board and Chief Executive Officer of NovaStar Financial, and has been a member of the Board of Directors since 1996. His primary responsibilities are to interact with the capital markets and oversee the portfolio of investments and the securitization of mortgage loan production. Mr. Hartman served from February 1995 to June 1996 as Executive Vice President of Dynex Capital, Inc. His responsibilities while at Dynex included managing a $4 billion investment portfolio, overseeing the securitization of mortgage loans originated through Dynex's mortgage operation and the administration of the securities issued by Dynex. Mr. Hartman also serves as a director and Vice Chairman of NovaStar Mortgage.

DIRECTOR INDEPENDENCE

        The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members within NYSE listed company standards. These factors include the member's current and historic (within the last three years) relationships with our competitors, suppliers and customers; the member's relationships with our management and our other directors; the relationships their current and former (within the last three years) employers have with us; and our relationships with companies and charities where the member is a director or executive officer. The Board of Directors has determined that a relationship may be material if amounts involved in any one year exceed the lesser of $1 million or 2% of either party's gross revenues. Gregory T. Barmore, Art N. Burtscher, and Edward W. Mehrer, having no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are independent directors.

COMPENSATION OF DIRECTORS

        NovaStar Financial pay independent directors $25,000 per year plus $1,000 for each day of board or committee meetings attended. In addition, each independent director has been granted options to purchase 10,000 shares of common stock at the fair market value of the common stock upon becoming a director and options to purchase 5,000 shares at the fair market value of the common stock on the day after each annual meeting of stockholders. In February 2002, each independent director was granted an additional 5,000 options at the fair market value of the common stock as of the grant date. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. No director who is an employee of NovaStar Financial will receive separate compensation for services rendered as a director.

COMPENSATION COMMITTEE INTERLOCKS

        No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

COMMITTEES OF THE BOARD AND MEETING ATTENDANCE

        The Board of Directors has three committees, Audit, Compensation and Nominating and Corporate Governance. During 2003, there were five meetings of the Board of Directors, five meetings of the Audit Committee and three meetings of the Compensation Committee. The Nominating and Corporate Governance Committee's first meeting was held in February 2004. Each director participated in at least 75% of the meetings of the Board and the committees on which he served.

        Directors are not expected to attend the annual meeting of stockholders and none of the independent directors attended the 2003 meeting

EXECUTIVE SESSIONS

        Executive sessions of non-management directors are held at least two times a year. The sessions are scheduled and chaired by the Chair of the Nominating and Corporate Governance Committee. Any non-management director can request that an additional executive session be scheduled.

COMMUNICATIONS WITH THE BOARD

        Individuals may communicate directly with any member of the Board of Directors or any individual chairman of a Board committee by writing directly to those individuals at the following address: NovaStar Financial, Inc., 8140 Ward Parkway, Suite 300, Kansas City, MO 64114. Communications that are intended for the non-management directors generally should be marked to the attention of the Chair of the Nominating and Corporate Governance Committee.

CONSIDERATION OF DIRECTOR NOMINEES

        The Nominating and Corporate Governance Committee of the Board of Directors is comprised exclusively of independent directors as defined by the listed company standards of the NYSE. Members of the Nominating and Corporate Governance Committee include Art N. Burtscher, Gregory T. Barmore and Edward W. Mehrer with Mr. Burtscher serving as the Chair. The charter of the Nominating and Corporate Governance Committee is available at HTTP://WWW.NOVASTARMORTGAGE.COM and is also included as Appendix B to this proxy statement.

        SHAREOWNER NOMINEES

        The policy of the Nominating and Corporate Governance Committee is to consider properly submitted shareowner nominations for candidates for membership on the Board.

        IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS

        The Nominating and Corporate Governance Committee intends to utilize a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. Stockholder nominations should be addressed to: NovaStar Financial, Inc., 8140 Ward Parkway, Suite 300, Kansas City, MO 64114. The Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for the Board, following verification of the stockholder status of persons proposing candidates. If any materials are provided by a stockholder in connection with the nominating of a director candidate, such material will be forwarded to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will also review materials provided by professional search firms or other parties. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

        DIRECTORS MINIMUM QUALIFICATIONS

        We consider candidates for the Board based upon several criteria, including their broad-based business and professional skills and experience, concern for the long-term interest of stockholders, personal integrity and judgment, and knowledge and experience in the mortgage banking industry. The majority of directors on the Board of Directors should be independent. Each director must have time available to devote to Board duties and responsibilities.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF NOVASTAR FINANCIAL'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                             AUDIT COMMITTEE REPORT

        The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the listing standards of the New York Stock Exchange. The Committee revised and restated its written Audit Committee charter on February 24, 2004. The Charter is available at HTTP:///WWW.NOVASTARMORTGAGE.COM and is also included as Appendix A.

        The Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements for fiscal 2003. In addition, the Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants' independence from the Company, as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." These disclosures have been reviewed by the Committee and discussed with the independent accountants.

        Based on these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal 2003 for filing with the Securities and Exchange Commission.

                                               Audit Committee


                                               Edward W. Mehrer, Chair
                                               Gregory T. Barmore
                                               Art N. Burtscher

                          COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors, which is comprised exclusively of independent outside directors, administers NovaStar Financial's executive compensation program.

        NovaStar Financial's compensation programs are designed to help attract and retain qualified and motivated individuals that will provide the leadership required to achieve our strategic goals, which includes sustaining long-term value based growth for stockholders. Our philosophy is to link management's compensation to NovaStar Financial's profitability and stock price. Our philosophy is also intended to encourage stock ownership by not only management, but all levels of employees. We believe a significant percentage of total executive compensation should be provided through incentive equity compensation that aligns management's interests with those of stockholders. Our goal is to make our executives' personal net worth heavily dependent on appreciation in the value of NovaStar Financial stock over the long-term and their income dependent on NovaStar Financial's dividends.

        NovaStar Financial strives to integrate (1) reasonable levels of base salary, (2) annual incentive bonus awards tied to operating performance, and (3) stock-based compensation awards, to ensure management has a continuing stake in the long-term success of NovaStar Financial.

        The Committee believes that senior management's base salaries are relatively low as compared to other comparable companies with whom NovaStar Financial competes for management personnel. However, these executives have significant compensation potential if there are substantial returns generated to stockholders.

        The compensation of executive officers for 2003, and in particular that of Chief Executive Officer is dependent on earnings per share, operating growth, including the volume of loans originated and profit from fee income business units, the financial strength of the organization, and the development and implementation of our strategic plan. During 2003, the Compensation Committee determined that NovaStar Financial's executive officers generally exceeded expectations in each of these areas.

        Under the 1996 stock option plan, annual grants of stock-based compensation is awarded to officers and other key employees to retain and motivate such persons to sustain and improve long-term stock performance. Stock-based compensation is granted at the prevailing market value and have value to the holders only if NovaStar Financial's stock price increases. Typically, grants vest in four equal annual increments. The charter of the Compensation Committee is available at HTTP://WWW.NOVASTARMORTGAGE.COM.

                                             Compensation Committee


                                             Gregory T. Barmore, Chair
                                             Edward W. Mehrer
                                             Art N. Burtscher

PERFORMANCE GRAPH

        The following graph presents a total return comparison of NovaStar Financial's common stock, from December 31, 1998 through December 31, 2003, to the S&P Composite-500 Stock Index and the Bloomberg Mortgage REIT Index. The total returns reflect stock price appreciation and the value of dividends. The information has been obtained from sources believed to be reliable but neither its accuracy nor its completeness is guaranteed. The total return performance shown on the graph is not necessarily indicative of future total return performance.

                 TOTAL RETURN COMPARISON SINCE DECEMBER 31, 1998
                            THROUGH DECEMBER 31, 2003






                               [PERFORMANCE GRAPH]






$100 invested on December 31, 1998 in stock or index, including investment of dividend.

                                                     December 31,
                                   1999        2000       2001       2002       2003
                                   ----        ----       ----       ----       ----
NovaStar Financial, Inc.          $ 50.59    $ 60.61    $289.45    $501.49    $1,388.61
S&P Composite-500 Index           $119.53    $107.41    $ 93.40    $ 71.57    $   90.46
Bloomberg Mortgage REIT Index     $ 79.46    $ 80.13    $117.06    $126.54    $  148.05

MANAGEMENT OF NOVASTAR FINANCIAL

        The executive officers of NovaStar Financial and their positions are as follows:

               NAME                      POSITION WITH NOVASTAR FINANCIAL                 AGE
               ----                      --------------------------------                 ---
        Scott F. Hartman          Chairman of the Board and Chief                          44
                                  Executive Officer

        W. Lance Anderson         Director, President and Chief Operating Officer          43

        Michael L. Bamburg        Senior Vice President and Chief                          41
                                  Investment Officer

        Rodney E. Schwatken       Vice President, Secretary, Treasurer and Controller      40
                                  (Chief Accounting Officer)

        The executive officers serve at the discretion of the Board of Directors. Biographical information regarding Mr. Hartman and Mr. Anderson is provided above. Biographical information regarding Mr. Bamburg and Mr. Schwatken is set forth below.

        MICHAEL L. BAMBURG, age 41, is Senior Vice President and Chief Investment Officer of NovaStar Financial and NovaStar Mortgage. Mr. Bamburg is responsible for managing the portfolio of investments, interacting with the capital markets, overseeing the securitization of the mortgage loan production, and developing new business lines. Mr. Bamburg most recently served as a Principal of Smith Breeden Associates, a financial institution consulting and money management firm specializing in the evaluation and hedging of mortgage backed securities. Mr. Bamburg spent more than 11 years with Smith Breeden where he analyzed and traded mortgage- backed securities and consulted with various financial institutions regarding investments and asset/liability management issues. During the last 3 years with Smith Breeden, Mr. Bamburg spent most of his time marketing Smith Breeden's money management products.

        RODNEY E. SCHWATKEN, age 40, is Vice President, Secretary, Treasurer and Controller of NovaStar Financial and NovaStar Mortgage. Mr. Schwatken is responsible for all accounting and finance functions, including management of financial relationships, management and shareholder reporting and compliance with REIT regulations. From June 1993 to March 1997, when he joined NovaStar Financial, Mr. Schwatken was Accounting Manager with U. S. Central Credit Union, a $30 billion dollar investment, liquidity and technology resource for the credit union industry. From January 1987 to June 1993, Deloitte & Touche LLP in Kansas City, Missouri employed Mr. Schwatken, most recently as an audit manager.

EXECUTIVE COMPENSATION

                                           EXECUTIVE OFFICER SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                      -----------------------------
                                                                           OTHER         SECURITIES      ACCRUED
                                                                           ANNUAL        UNDERLYING       DER'S      ALL OTHER
NAME AND POSITION                YEAR       SALARY          BONUS       COMPENSATION     OPTIONS OR      (#)(B)     COMPENSATION
                                                                                       RESTRICTED STOCK
                                                                                         AWARDS(#)(B)

Scott F. Hartman                 2003      $491,667    $1,200,000 (A)                     8,000 (C)      11,074
Chairman of the Board            2002       315,000     1,260,000            --          50,000 (D)      15,502            --
and Chief Executive Officer      2001       300,000       600,000            --          40,000 (D)       2,238            --


W. Lance Anderson                2003      $491,667    $1,200,000 (A)                     8,000 (C)       3,717
President and Chief              2002       315,000     1,260,000            --          50,000 (D)      15,502            --
Operating Officer                2001       300,000       600,000            --          40,000 (D)       2,238            --


Michael L. Bamburg               2003      $298,805    $  700,000 (A)                     4,000 (C)       1,320
Senior Vice President and        2002       219,450       548,625            --          25,000 (D)       3,226            --
Chief Investment Officer         2001       211,080       313,500            --          20,000 (D)         372            --


Rodney E. Schwatken              2003      $107,837    $   74,500                           750 (C)         599
Vice President, Secretary,       2002        94,500        70,875            --          10,000 (D)       1,514            --
Treasurer and Controller         2001        90,000        60,750            --          10,000 (D)         186            --

-------------------------------
(A)     Half of the officer's bonus was awarded in cash and the other in restricted common stock of NovaStar Financial.
(B)     Share amounts have been restated to reflect the 2-for-1 stock split on December 1, 2003.
(C)     Restricted stock awards were granted in 2004 relating to 2003 compensation.  Restricted stock vests 25% each succeeding year.
(D)     Stock options were granted in 2002 and 2001.

        STOCK OPTION PLAN. NovaStar Financial's 1996 stock option plan provides for the grant of qualified incentive stock options or ISOs, non-qualified stock options or NQSOs, deferred stock, restricted stock, performance shares, stock appreciation and limited stock awards, and dividend equivalent rights or DERs. ISOs may be granted to the officers and employees. NQSOs and awards may be granted to the directors, officers, employees, agents and consultants. Unless previously terminated by the Board of Directors, the plan will terminate on September 1, 2006.

        All options have been granted at exercise prices greater than or equal to the estimated fair value of the underlying stock. Outstanding options and restricted stock vest over four years and expire ten years after the date of grant.

        The following table sets forth information concerning stock options granted during 2003 for each of the directors and executive officers.


                                                INDIVIDUAL GRANTS
                                ---------------------------------------------------
                                             PERCENT OF
                                               TOTAL
                                              OPTIONS                                     POTENTIAL REALIZABLE VALUE
                                             GRANTED TO     EXERCISE                      AT ASSUMED ANNUAL RATES OF
                                             EMPLOYEES      PRICE OR                     STOCK PRICE APPRECIATION FOR
                                             DURING THE    BASE PRICE                           OPTION TERM (1)
                                 NUMBER         YEAR       ($/SHARE)     EXPIRATION   ------------------------------------
            NAME                GRANTED                                     DATE             5%                10%

Gregory T. Barmore               5,000           33%         $22.66       5/29/13         $71,238           $180,531
Edward W. Mehrer                 5,000           33           22.66       5/29/13          71,238            180,531
Art N. Burtscher                 5,000           33           22.66       5/29/13          71,238            180,531
    Total to Directors and
    Executive Officers          15,000          100%
                                ======          ====

Total shares granted
--------------------
(1)     Options granted to non-employee directors and options granted to employees were priced at the market price of
        NovaStar Financial's common stock on the NYSE at the date of grant. The assumed annual rates represent the potential appreciation in value over the exercise price.

        The following table sets forth certain information with respect to the value of the options as of December 31, 2003 held by the named directors and executive officers.

                                                   FISCAL YEAR END OPTION VALUE

                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED              IN-THE-MONEY
                            SHARES                            OPTIONS AS OF                  OPTIONS AS OF
                         ACQUIRED ON                        DECEMBER 31, 2003          DECEMBER 31, 2003 (2) (3)
                                          VALUE
         NAME              EXERCISE     REALIZED (1)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         -----             --------     ------------   -----------   -------------    -----------    -------------
Scott F. Hartman             21,000       $601,785       149,500        107,500        $5,337,195      $3,923,000
W. Lance Anderson           132,000      3,005,400        32,500        107,500         1,100,250       3,923,000
Michael L. Bamburg           15,000        396,275         6,250         33,750           192,125       1,139,800
Gregory T. Barmore               --             --         6,250         16,250           231,056         494,194
Art N. Burtscher                 --             --        10,000         20,000           383,819         647,956
Edward W. Mehrer                 --             --        25,000         16,250           883,181         494,194
Rodney E. Schwatken           7,250         82,248         7,500         15,000           269,063         512,263

-----------------------
(1)     The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without considering any taxes which may have been owed.
(2)     "In-the-money" options whose exercise price was less than the market price of common stock at December 31, 2003.
(3)     Assuming a stock price of $42.96 per share,  which was the closing price of a share of common stock reported for the New York Stock Exchange on December 31, 2003.

        EMPLOYMENT AGREEMENTS. NovaStar Financial has entered into employment agreements with the founders, Mr. Hartman and Mr. Anderson. Each employment agreement provided for an initial five-year term through December 31, 2001, and is automatically extended for an additional year at the end of each year of the agreement commencing December 31, 1997, unless either party provides a prescribed prior written notice to the contrary. Each employment agreement provides for the subject officer to receive his annual base salary and bonus compensation to the date of the termination of employment by reason of death, disability or resignation and to receive base compensation to the date of the termination of employment by reason of a termination of employment for cause as defined in the agreement. Each employment agreement also provides for the subject officer to receive, if the subject officer resigns for "good reason" or is terminated without cause after a "change in control" as those terms are defined in the agreement, an amount, 50% payable immediately and 50% payable in monthly installments over the succeeding twelve months, equal to three times such officer's combined maximum base salary and actual bonus compensation for the preceding year, subject in each case to a maximum amount of 1% of the book equity value (exclusive of valuation adjustments) and a minimum of $360,000. In that instance, the subject officer is prohibited from competing with NovaStar Financial for a period of one year. In addition, all outstanding options granted to the subject officer under the 1996 stock option plan shall immediately vest. Section 280G of the Code may limit the deductibility of the payments to such officer for federal income tax purposes. "Change of control" for purposes of the agreements would include a merger or consolidation of NovaStar Financial, a sale of all or substantially all of the assets of NovaStar Financial, changes in the identity of a majority of the members of the Board of Directors of NovaStar Financial (other than due to the death, disability or age of a director) or acquisitions of more than 25% of the combined voting power of NovaStar Financial's capital stock, subject to certain limitations. Absent a "change in control," if NovaStar Financial terminates the officer's employment without cause, or if the officer resigns for "good reason," the officer receives an amount, payable immediately, equal to such officer's combined maximum base salary and actual bonus compensation for the preceding year, subject in each case to a maximum amount of 1% of book value (exclusive of valuation adjustments) and a minimum of $120,000. If the officer resigns for any other reason, there is no severance payment and the officer is prohibited from competing with NovaStar Financial for a period of one year following the resignation.

CERTAIN TRANSACTIONS

        INDEBTEDNESS OF MANAGEMENT. In transactions approved by the Audit and Compensation Committees of the Board of Directors, Mr. Hartman and Mr. Anderson have executed 10-year promissory notes, dated as of January 1, 2001, aggregating to $1,393,208. Each has pledged 72,222 shares of NovaStar Financial common stock as security for each note and the notes will be forgiven in equal annual installments over a 10-year period so long as the founders remain in the employ of NovaStar Financial. A bonus will be paid in the amount of personal tax liability resulting from the forgiveness of debt in excess of the after-tax value to each founder of dividends paid on the common stock securing the note. In addition, the notes will be forgiven in the event of a change of control of NovaStar Financial, termination other than for cause or resignation for good reason as those terms are defined in each founder's employment agreement. If the notes are forgiven over the anticipated 10-year period, there will be an annual charge to earnings of $139,321 plus the amount of any personal tax liability bonuses paid that year.

               ITEM 2 - APPROVAL OF THE 2004 INCENTIVE STOCK PLAN

        On March 11, 2004, our Board of Directors adopted, subject to approval of the stockholders, the NovaStar Financial, Inc. 2004 Incentive Stock Plan. The 2004 Incentive Stock Plan is intended to replace the Company's 1996 Executive and Non-Employee Director Stock Option Plan, as amended (the Prior Plan), with respect to all future grants of stock-related awards. The Board of Directors believes that the 2004 Incentive Stock Plan will be an important and effective means of attracting, retaining, and motivating qualified personnel for NovaStar Financial and its subsidiaries.

GENERAL

        The 2004 Incentive Stock Plan provides for the grant of qualified incentive stock options (ISOs) which meet the requirements of Section 422 of the Code, stock options not so qualified (NQSOs and, together with ISOs, Options), stock appreciation rights and limited stock appreciation rights (collectively, SARs), deferred stock, restricted stock, and performance share awards (Stock Awards), and dividend equivalent rights (DERs). The effective date of the 2004 Incentive Stock Plan will be the date it is approved by stockholders and it will remain in effect, unless terminated by the Board, for a period of ten years.

PURPOSE

        The 2004 Incentive Stock Plan is intended to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to employees, officers, directors, and others whose job performance affects our success, to encourage proprietary interest in NovaStar Financial, to encourage such employees to remain in our employ, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to us. In particular, the 2004 Incentive Stock Plan will enhance our ability to grant awards structured to qualify as performance-based under the Internal Revenue Code of 1986, as amended (the Code). The Board believes that performance-based compensation is in our best interest and, in addition, will serve to preserve the deductibility of related compensation under applicable Code rule described under "Federal Tax Consequences" below. The performance measures that may be used in connection with the granting of awards under the Plan will be based on any one or more of the following: revenue; revenue per employee; GAAP earnings; taxable earnings; GAAP or taxable earnings per employee; GAAP or taxable earnings per share (basic or diluted); operating income; total shareholder return; dividends paid or payable; market share; profitability as measured by return ratios, including return on revenue, return on assets, return on equity, and return on investment; cash flow; or economic value added (economic profit). Such criteria generally must be specified in advance and may relate to one or any combination of two or more corporate, group, unit, division, affiliate, or individual performances.

ADMINISTRATION

        The 2004 Incentive Stock Plan is administered by the Compensation Committee of the Board (Compensation Committee or Committee), which is composed solely of independent directors. Members of the Compensation Committee are eligible to receive only grants reserved to non-employee directors discussed below.

          All grants of awards under the 2004 Incentive Stock Plan will be made by the Committee and will be subject to the terms and restrictions made by the Committee, subject to the terms of the Plan. The Committee has discretionary authority to select participants from among eligible persons and to determine at the time an award is granted when and in what increments the awards become exercisable or vest. In addition, in the case of Options, the Committee determines whether they are intended to be ISOs or NQSOs.

ELIGIBLE PERSONS

        Our officers, directors, and employees, and other persons expected to provide significant services to us, are eligible to participate in the 2004 Incentive Stock Plan. ISOs may only be granted to our officers and employees. Under current law, ISOs may not be granted to any director who is not also an employee, or to directors, officers, and other employees of entities unrelated to us. NQSOs, SARs, Stock Awards and DERs may be granted to our directors, officers, employees, agents and consultants, or any of our subsidiaries, or any other venture in which we have a significant interest. No grants may be made under the 2004 Incentive Stock Plan to any person who, assuming exercise or vesting of all awards held by such person, would own or be deemed to own beneficially more than 9.8% (by number of shares or value) of our outstanding shares of equity stock.

SHARES SUBJECT TO THE 2004 INCENTIVE STOCK PLAN

        Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the 2004 Incentive Stock Plan authorizes the grant of awards with respect to a maximum number of shares equal to 2,500,000 shares of common stock. The Plan will become effective upon approval by our stockholders and our Prior Plan will terminate except for outstanding awards that remain to become vested, exercised or free of restrictions. Awards with respect to 1,599,866 shares of common stock have been exercised under the Prior Plan. Awards with respect to 718,050 shares of common stock are still outstanding under the Prior Plan.

        Any shares of common stock covered by an award under the 2004 Incentive Stock Plan that is forfeited or canceled, or shares of stock not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, will not be deemed to have been granted for purposes of determining the maximum number of shares of common stock available for future awards under the Plan. In addition, shares of common stock issued under the Plan or covered by awards granted under the Plan pursuant to the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of our acquiring another entity shall not count against the maximum number of shares available for future awards under the Plan.

        If the exercise price of any Option is satisfied by tendering shares of common stock to us, only the number of shares issued net of the shares tendered will be deemed granted for purposes of determining the maximum number of shares of common stock available for future awards under the Plan.

        The 2004 Incentive Stock Plan also provides for sublimits on the number of shares with respect to which awards may be granted for ISOs, Stock Awards, and Options and SARs. In addition, no more than 250,000 shares of common stock may be the subject of awards to any one individual during any calendar-year period if such awards are intended to be "performance-based compensation" (as the term is used for purposes of Code Section 162(m)). Any shares that are canceled or forfeited, and any shares subject to such awards that are surrendered, shall count against these sub-limits for purposes of determining compliance therewith.

        The Plan provides that, in connection with any reorganization, merger, consolidation, recapitalization, stock split, or similar transaction, the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards.

TERM OF OPTIONS

        Options must terminate no more than 10 years from the date granted. Options may be granted on terms providing for exercise either in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals.

OPTION EXERCISE

        The exercise price of any Option granted under the 2004 Incentive Stock Plan may be made payable in cash, with shares of common stock owned by the optionee or subject to a grant, or by any other method as determined by the Committee. We may make loans available to Option holders to exercise options evidenced by a promissory note executed by the option holder and secured by a pledge of common stock with fair value at least equal to the principal of the promissory note unless otherwise determined by the Committee.

LIMITED TRANSFERABILITY OF NON-QUALIFIED STOCK OPTIONS

        NQSOs may be granted on terms which permit transfer by the optionee to family members or trusts, or partnerships for the exclusive benefit of such immediate family members or any other persons or entities as may be approved by the Committee, subject in all cases to the terms of the Plan.

DIVIDEND EQUIVALENT RIGHTS (DERS)

        The Plan provides for granting of dividend equivalent rights or DERs in tandem with unexercised Options. DERs entitle the optionee to receive distributions of cash, stock, or other property, or to accrue rights to future distributions of stock, in amounts equal to the value of dividends that would have been paid on such date if the shares of stock that are the subject of the award were outstanding on such date. DERs can be granted in "accrued" or "current-pay" form. Accrued DERs accrue for the account of the optionee shares of common stock upon the payment of cash dividends on the outstanding shares of common stock. The number of shares accrued is determined by a formula, and such shares are transferred to the optionee only upon exercise of the related Option. Shares of common stock accrued for the account of the optionee can be made eligible to receive dividends and distributions. DERs issued in current-pay form provide that payments are made to the optionee at the same time as dividends are paid to holders of the outstanding common stock. Current-pay DERs can be made payable not only in cash distributions but also in distributions of stock or other property. The right of the holder of a DER to receive any dividend equivalent payment or accrual may be made subject to vesting of the related Options, the satisfaction of specified performance objectives, or other conditions. Current-pay DERs have been determined by the Compensation Committee to be performance-based compensation because their value and the amount of distributions and accruals thereon depend on our future performance and dividend paying capability, which is influenced by the optionee.

GRANTS TO NON-EMPLOYEE DIRECTORS

        Each non-employee director shall be automatically granted a stock-based award in an amount, determined by the Board, not to exceed 10,000 shares of common stock upon becoming a director, and is also eligible to receive additional grants by the Board on the day after each annual meeting of stockholders in an amount, determined by the Board, not to exceed 15,000 shares. Such grants to non-employee directors will vest on such date or dates as the Board may determine. The price for such grants to non-employee directors is the fair market value of the common stock on the date of grant.

AMENDMENT AND TERMINATION OF 2004 INCENTIVE STOCK PLAN

        The Board may from time to time revise or amend the 2004 Incentive Stock Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may (i) impair the rights of the recipients of outstanding awards, without their consent, or (ii) without stockholder approval, increase the number of shares for which awards may be granted under the Plan, modify the class of participants eligible to receive awards granted under the Plan, materially change the performance measures from those specified therein, or extend the maximum term of Options.

FEDERAL INCOME TAX CONSEQUENCES

        GENERAL. The following is a brief summary of the principal U.S. federal income tax consequences, based on current federal income tax laws, of the issuance and exercise of awards under our 2004 Incentive Stock Plan. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences. Grantees are strongly urged to consult their tax advisors regarding the federal, state, local or other tax consequences of the receipt and exercise of Options and SARs, DERs and Stock Awards under the Plan.

        INCENTIVE STOCK OPTIONS (ISOS). No taxable income will be recognized by a grantee upon the grant or exercise of an ISO. If shares of common stock are issued to a grantee pursuant to the exercise of an ISO granted under the Plan and if no disqualifying disposition of such shares is made by such grantee within two years after the date of grant or within one year after the receipt of such shares by such grantee, then (a) upon the sale of such shares, any amount realized in excess of the option price generally will be taxed to such grantee as a long-term capital gain and any loss sustained generally will be a long-term capital loss and (b) no deduction will be allowed to us. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability of the grantee.

        If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of two years from date of grant or one year from exercise, generally (a) the grantee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Any further gain or loss recognized by the grantee will be subject to tax as capital gain or loss, generally will be long-term capital gain or loss if the stock has been held for more than one year, and will not result in any deduction by us.

        If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as an NQSO. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following the termination of employment.

        NON-QUALIFIED OPTIONS (NQSOS) and Stock Appreciation Rights (SARs). No taxable income will be recognized by a grantee upon the grant of an NQSO or SAR. Upon exercise, however, the grantee will generally recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and we will be entitled to deduct a like amount. In the case of NQSOs, the grantee will have a basis in such stock in an amount equal to such fair market value.

        Upon subsequent sale of any shares of common stock acquired pursuant to the exercise of an NQSO, a grantee will have capital gain or loss equal to the difference between the amount realized upon such sale and the grantee's adjusted tax basis in the shares of common stock. Such gain or loss will be capital gain or loss and will be long term if the shares of common stock have been held for more than one year from the date the option is exercised.

        STOCK AWARDS. No taxable income will be recognized by a grantee of Restricted Stock, Deferred Stock or Performance Shares until the taxable year in which the common stock that is the subject of such grant becomes transferable or is no longer subject to forfeiture. At such time, the grantee will realize income equal to the then fair market value of the common stock received pursuant to such grant (less the amount, if any, paid therefore). Any such income will be subject to tax at ordinary income rates. Alternatively, a grantee who makes an election under Section 83(b) of the Code within 30 days of the date of receipt of such grant will include in income on the date of such grant an amount equal to the fair market value of the common stock received (less the amount, if any, paid for such shares), determined assuming they were then unrestricted and could be sold immediately. If the shares of common stock subject to such election are subsequently forfeited, the grantee will only be entitled to a deduction, refund or loss for federal income tax purposes equal to the amount, if any, paid for the forfeited shares.

        A grantee generally will have a tax basis in any shares of common stock received that is equal to the amount, if any, included in income as described above. If shares are then sold after the forfeiture period expires, the holding period to determine whether the grantee has long-term or short-term capital gain or loss begins when the restriction period lapses, unless the grantee has made a
Section 83(b) election, in which case such grantee's holding period begins on the date of grant. Except as noted below, we generally will be entitled to claim a tax deduction equal to the amount that is taxable as ordinary compensation income to the grantee.

        DIVIDEND EQUIVALENT RIGHTS (DERS). No taxable income will be recognized by a grantee upon the grant of an accrued DER. If the underlying option to which an accrued DER relates is exercised, the grantee will realize income equal to the fair market value of the common stock received pursuant to the DER (less the amount, if any, paid for such stock) at the time of exercise. Any such income will be subject to tax at ordinary income rates. Similar rules with respect to tax basis and holding period as are described above under Stock Awards will apply with respect to common stock received pursuant to an accrued DER.

        No taxable income will be recognized by a grantee upon the grant of a current-pay DER. Rather, such income will be recognized when the grantee receives cash or other property, if any, pursuant to such DER. Such income will be subject to tax at ordinary income rates.

        COMPANY DEDUCTIONS. If applicable withholding requirements are met, we generally will be entitled to a tax deduction in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. However, Code Section 162(m) contains specific rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, we can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by the rules, including (1) the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during a specified time period, (2) for Stock Awards and DERs, inclusion in the grant of performance goals which must be achieved prior to accrual or payment, (3) disclosure to, and approval by, the stockholders of certain material terms of the Plan and (4) certification by the Compensation Committee that the performance goals have been met. Assuming approval by stockholders at the annual meeting the Plan has been designed to permit the Compensation Committee to grant and certify awards which satisfy the requirements of Section 162(m).

        The actual number and terms of awards which will be granted in the remainder of 2004 and in future periods is not presently determinable as the Compensation Committee has sole discretion to determine whether to grant awards and the terms thereof.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

             ITEM 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of Deloitte & Touche LLP to audit NovaStar Financial's financial statements for, and otherwise act as the independent certified public accountants with respect to, the year ending December 31, 2004. The Board of Director's selection of Deloitte & Touche LLP for the current fiscal year is being presented to stockholders for ratification at the annual meeting. To NovaStar Financial's knowledge, neither Deloitte & Touche LLP nor any of its partners has any direct financial interest or any material indirect financial interest in NovaStar Financial, or has had any connection since the inception of NovaStar Financial in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she has the desire to do so and will be available to respond to appropriate questions from stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO SELECT DELOITTE & Touche LLP as independent certified public accountants.

PRINCIPAL ACCOUNTING FIRM FEES

        Aggregate fees we were billed for the fiscal years ended December 31, 2003 and 2002 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") are as follows:

                                                          FISCAL YEAR ENDED
                                                            DECEMBER 31,
                                                            ------------
                                                         2003          2002
                                                         ----          ----

        Audit fees.................................   $ 408,047      $243,085
        Audit-related fees (A).....................     304,341        69,655
                                                        -------        ------
        Total audit and audit-related fees.........     712,388       312,740

        Tax fees (B)...............................     301,741       295,175
        All other fees (C).........................     112,000       107,000
                                                        -------       -------

        Total......................................  $1,126,129      $714,915
                                                     ==========      ========
        ---------------
        (A) Audit-related fees consist principally of fees for the issuance of stand alone financial statements of consolidated subsidiaries, compliance reporting regarding the servicing of mortgage loans, and work performed related to equity offerings and the Sarbanes-Oxley Act.
        (B) Tax fees principally include assistance with statutory filings and income tax consultations and planning.
        (C) All other fees include assistance in securitization transactions.

        The Audit Committee has adopted policies with respect to the pre-approval of all audit and non-audit services provided by the external auditors.

                                 OTHER BUSINESS

        The Board of Directors knows of no other matters which may be presented for stockholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

           STOCKHOLDER PROPOSALS OR NOMINATIONS - 2005 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at a forthcoming stockholders' meeting if they comply with the requirements of the proxy rules. Any proposal, including the nomination of a director, intended to be presented at the 2005 annual meeting of stockholders must be received at NovaStar Financial's offices on or before November 18, 2004 in order to be considered for inclusion in the proxy statement and form proxy relating to such meeting. In addition, the NovaStar Financial bylaws provide that any stockholder wishing to bring any matter, including the nomination of a director, before the annual meeting must deliver notice to the Secretary at the principal executive offices of NovaStar Financial not less than 90 days before the first anniversary of the mailing date of the notice of the preceding year's annual meeting.

        The stockholder's notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to servicing as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our corporate books, and of such beneficial owner and (ii) the class and number of shares of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

        You may contact our corporate Secretary at our executive offices regarding the requirements for making stockholder proposals and nominating director candidates.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Scott F. Hartman

                                         Scott F. Hartman
                                         Chairman of the Board

Kansas City, Missouri
March 18, 2004

                                                                      APPENDIX A
                            NOVASTAR FINANCIAL, INC.

                             Audit Committee Charter

I.      Mission

The Audit Committee of NovaStar Financial Inc. (NovaStar) is a standing committee of the Board of Directors (Board). The purpose of the Committee is to assist the Board in fulfilling its oversight responsibility relating to:

        i. The integrity of NovaStar's financial statements and financial reporting process and its system of internal accounting and financial controls;

        ii.     The performance of the internal audit function;

        iii. The performance of the external independent auditors, which would include an evaluation of the independent auditor's qualifications and independence.

        iv. NovaStar's compliance with legal and regulatory requirements, including disclosure controls and procedures;

        v. Prepare an Audit Committee report to be included in NovaStar's annual proxy statement; and

        vi.     The fulfillment of the other responsibilities set out herein

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that NovaStar's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the external independent auditors.

II.     ORGANIZATION AND AUTHORITY

        A. The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the New York Stock Exchange and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

        B. At least one member of the Audit Committee will be a financial expert as defined by the Securities and Exchange Commission.

        C. The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

        D. The Board of Directors shall review the background of all members at least annually and make the determination as to whether the members are independent and financially literate and at least one member has the appropriate level of financial expertise.

        E. The members of the Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to stockholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The independent auditors shall report directly to the Audit Committee. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

        F. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Committee. NovaStar shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the audit committee.

III.    Responsibilities

The Committee shall have the following duties and responsibilities:

        A.      COMMUNICATION AND ASSESSMENT

                1) Meet as often as it is determined, but not less frequently than quarterly.

                2) Meet separately, periodically, with management, internal audit, and external independent auditors.

                3) Regularly report to the Board on the Committee's activities.

                4)      Annually review and evaluate its own performance.

                5) Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        B.      Financial Statement and Disclosure Matters

                1) Review and discuss with management and the external independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Conditions and Results of Operations," and recommend to the Board whether the audited financial statements should be included in NovaStar's Form 10-K.

                2) Review and discuss with management and the external independent auditors NovaStar's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the external independent auditors' reviews of the quarterly financial statements.

                3) Discuss generally NovaStar's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The

                        Committee need not discuss in advance each earnings release or each instance in which NovaStar may provide earnings guidance.

                4) Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (1) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (2) any fraud, whether or not material, involving management or other employees who have a significant role in NovaStar's internal controls.

                5) Review and discuss periodically oral or written reports from the external independent auditors on, among other things, certain:

                        |X| Critical accounting policies and practices to be used;

                        |X| Alternative treatments of financial information within generally accepted accounting principles;

                        |X| Other material written communications between the independent auditors and management, such as any management letter and NovaStar's response to such letter or schedule of unadjusted differences; and

                        |X| Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

                        |X| Responsibilities, budget and staffing of the Internal Audit Department.

                6) Discuss with the external independent auditors the matters required to be discussed in Statement on Auditing Standards No 61 relating to the conduct of the audit.

                7) Review and discuss with management and the independent auditors, at least annually:

                        |X|     Developments and issues with respect to
                                reserves.

                        |X| Regulatory and accounting initiatives as well as off-balance sheet structures, and their effect on NovaStar's financial statements.

                        |X| Accounting principles used in the preparation of NovaStar's financial statements (Specifically those polices for which management is required to exercise discretion or judgment regarding the implementation thereof)

                8) Review with management its evaluation of NovaStar's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficiency of such internal controls and procedures, including any significant deficiencies in, or material non-compliance with such controls and procedures.

                9) Discuss with management NovaStar's major financial risk exposures and the steps management has taken to monitor and control such exposures, including NovaStar's risk assessment and management policies.

                10) Establish and evaluate going forward, procedures for the receipt, retention, and treatment of complaints received by NovaStar regarding accounting, internal accounting controls, and auditing matters, and the confidential, anonymous submission by employees of NovaStar of concerns regarding questionable accounting or auditing matters.

        C. OVERSIGHT OF NOVASTAR'S RELATIONSHIP WITH THE EXTERNAL INDEPENDENT AUDITORS

                1) Receive and discuss a report from the external independent auditors at least annually regarding:

                        |X| The external independent auditor's internal quality-control procedures:

                        |X| Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the external independent auditors or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the external independent auditors;

                        |X|     Any steps taken to deal with any such issues;
                                and

                        |X| All relationships between the external independent auditors and NovaStar, in order to assess the independent auditors' independence.

                2) Approve guidelines for the retention of the external independent auditors for any non-audit services and determine procedures for the approval of the audit and non-audit services in advance. In accordance with such procedures, the Committee shall approve in advance any audit or non-audit services provided to NovaStar by the external independent auditors, all as required by applicable law of listing standards. Pre-approval may be delegated to one or more members of the Committee.

                3) Review and discuss the scope and plan of the external independent audit.

                4) Evaluate the qualifications, performance and independence of the external independent auditors, including whether the provisions of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal audit. This shall include a review and discussion of the annual communications as to independence delivered by the external independent auditors (Independent Standards Board no. 1-"Independence Discussions with Audit Committees.") This evaluation should include a review of and evaluation of the lead partner of the external independent auditor, and a review to ensure the lead auditor partner is meeting the regular rotation requirements. To assure continuing auditor independence the Audit Committee shall consider whether there should be a regular rotation of the audit firm itself. The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

                5) Set clear hiring policies for NovaStar's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

        D.      OVERSIGHT OF INTERNAL AUDIT SERVICES

                1) Review and discuss the appointment and replacement of the Chief Auditor.

                2) Review and discuss internal audit's findings that been reported to management, -management's responses and the progress of the related corrective action plans.

                3) Review and evaluate the adequacy of the work performed by the Chief Auditor and Internal Audit Services and ensure internal audit is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

        E.      OVERSIGHT OF COMPLIANCE

                1) Review periodically with management, including the General Counsel, and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of NovaStar and NovaStar's compliance with the applicable law and listing standards.

                2) Review and discuss reports from management on an annual and/or as needed basis relating to; fiduciary compliance; compliance with HUD requirements; compliance with individual state banking regulators; tax developments and issues; fraud and operating losses; technology and information security; business resumption planning; and NovaStar and subsidiaries.

                                                                      APPENDIX B

                            NOVASTAR FINANCIAL, INC.

               NOMINATING & Corporate Governance Committee Charter

I.      Mission

The Nominating & Corporate Governance Committee (the "Committee") of NovaStar Financial Inc. ("NovaStar" or the "Company") is a standing committee of the Board of Directors (the "Board"). The purpose of the Committee is to fulfill its responsibilities relating to:

        i. Identifying individuals qualified to become Board members, consistent with the criteria established by the Board.

        ii. Recommending to the Board the director nominees for the next annual meeting of shareholders.

        iii. The Committee also leads the Board in the annual review of the Board's performance and the review of management's performance.

        iv. Shaping the corporate governance policies and practices including developing a set of corporate governance principles applicable to the company and recommending them to the Board.

II.     ORGANIZATION AND AUTHORITY

        A. The Nominating & Corporate Governance Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the New York Stock Exchange and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

        B. The members of the Committee shall be appointed by the Board, based upon the recommendations of the Committee, and shall serve for such term or terms as the Board may determine and until their qualified successors are appointed.

        C. The Nominating and Corporate Governance Committee shall have the authority, to the extent it deems necessary or appropriate, to elect, retain, terminate and approve the fees and other retention terms of external legal, consultants, accounting, search firms or other advisors without seeking the approval of management or the Board.

        D. The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Nominating and Corporate Governance Committee.

III.    RESPONSIBILITIES

The Committee shall have the following duties, responsibilities and authority:

        A.      COMMUNICATION AND ASSESSMENT

                1) Meet as often as it determines, but not less frequently than quarterly.

                2) Regularly report to the Board on the Committee's activities.

                3)      Annually review and evaluate its own performance.

                4) Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        B.      DIRECTOR CANDIDATE IDENTIFICATION AND RECOMMENDATION TO THE
                BOARD

                1) Develop criteria to identify and evaluate prospective candidates for the Board. The criteria should reflect at a minimum all applicable laws, rules, regulations and listing standards, including a potential candidates education, business experience, accounting and financial expertise, age, diversity, reputation, civic and community relationships, knowledge and experience in matters impacting the industry of NovaStar.

                2) Recommend to the Board the slate of nominees for election to the Board at the Company's annual meeting of stockholders, or if applicable, at a special meeting of stockholders, or to fill a vacancy on the Board.

        C.      OVERSIGHT OF BOARD MATTERS

                1) Develop and recommend to the Board appropriate criteria for determining director independence.

                2) Evaluate each outside director against the established criteria and present the findings and recommendations to the Board.

                3) Recommend Board committee assignments and committee chairs on all active committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

                4) Review the appropriateness of the size of the Board relative to its various responsibilities. Make recommendations to the Board from time to time as to the structure and operations of the various committees of the Board.

                5) Recommend to the Board an evaluation process of the Board, its committees and management, as appropriate, and provide oversight for this process.

                6) The Nominating & Corporate Governance Committee will determine whether each director satisfies the criteria necessary to be deemed a "financial expert" by evaluating each director against established criteria. The Committee will present the findings and recommendations from this evaluation to the Board. The Board will then make a formal determination on whether a director can be deemed a "financial expert".

        D.      OVERSIGHT OF CORPORATE GOVERNANCE

                1) Develop and recommend to the Board a set of corporate governance policies, practices and guidelines as appropriate to the Company and review these policies, practices and guidelines at least annually and recommend changes as necessary.

                2) Serve as a resource for the Board in addressing any corporate governance issues or matters that may arise.

                                                                      APPENDIX C

               NOVASTAR FINANCIAL, INC. 2004 INCENTIVE STOCK PLAN


SECTION 1.    GENERAL PURPOSE OF PLAN; DEFINITIONS.

        The name of this plan is the NovaStar Financial, Inc. 2004 Incentive Stock Plan (the "Plan"). The Plan was adopted by the Board on March 11, 2004 and approved by the Company's stockholders on May [__], 2004. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity, and industry, to give the Company's non-employee directors a proprietary interest in the Company, and to provide incentives to the participating directors, officers and other key employees, and agents and consultants, that are linked to performance measures and will therefore inure to the benefit of all stockholders of the Company.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (1)     "ACCRUED DERS" means DERs with the accrual rights described in
Section 5(8).

        (2) "ADMINISTRATOR" means the Board, or as long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, or as required under Section 162(m) of the Code, the Committee appointed by the Board.

        (3)     "BOARD" means the Board of Directors of the Company.

        (4) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (5) "COMMITTEE" means the Compensation Committee of the Board, which shall be composed of not less than three Board members who shall be (i) Independent as defined by the rules of the New York Stock Exchange, as they may be amended from time to time; (ii) a Non-Employee Director as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and (iii) an Outside Director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, and rules promulgated thereunder.

        (6) "COMPANY" means NovaStar Financial, Inc., a corporation organized under the laws of the State of Maryland (or any successor corporation).

        (7) "CURRENT-PAY DERS" means DERs with the current-pay rights described in Section 5(8).

        (8) "DERS" shall mean dividend equivalent rights, in the form of Accrued DERs or Current-pay DERs.

        (9) "DEFERRED STOCK" means an award granted pursuant to Section 7 of the right to receive Stock at the end of a specified deferral period or on such other bases as the Administrator may determine.

        (10) "DISABILITY" means permanent and total disability as determined under the Company's disability program or policy.

        (11)    "EFFECTIVE DATE" shall mean the date provided pursuant to
Section 11.

        (12) "ELIGIBLE EMPLOYEE" means an employee of the Company or any Subsidiary, and any person to whom an offer of employment is made by the Company or any Subsidiary, eligible to participate in the Plan pursuant to Section 4.

        (13) "ELIGIBLE NON-EMPLOYEE DIRECTOR" means a member of the Board or the board of directors of any Subsidiary who is not a bona fide employee of the Company or any Subsidiary and who is eligible to participate in the Plan pursuant to Section 5A.

        (14) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on the next preceding business day as reported in the Wall Street Journal, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

        (15) "GAAP" means, for any day, generally accepted accounting principles, applied on a consistent basis, stated in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, or in statements and pronouncements of the Financial Accounting Standards Board or in such other statements by another entity or entities as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances for that day.

        (16) "INCENTIVE STOCK OPTION" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (17) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 6 below).

        (18) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

        (19) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

        (20) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        (21) "PARTICIPANT" means any Eligible Employee or any consultant or agent of the Company or any Subsidiary selected by the Committee, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing, or any Eligible Non-Employee Director eligible to receive stock-based grants pursuant to Section 5A below.

        (22) "PRIOR PLAN" means the Company's 1996 Executive and Non-Employee Director Stock Option Plan, as amended.

        (23) "PERFORMANCE SHARE" means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

        (24) "RESTRICTED STOCK" means an award granted pursuant to Section 7 of shares of Stock, subject to restrictions that will lapse with the passage of time or on such other bases as the Administrator may determine.

        (25)    "STOCK" means the common stock, $0.01 par value, of the Company.

        (26) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

        (27) "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Section 5 or Section 5A.

        (28) "SUBSIDIARY" means (A) any corporation (other than the Company) or other entity whose assets and liabilities are consolidated with those of the Company on the Company's consolidated balance sheet and (B) any other business venture designated by the Administrator in which the Company has a significant interest, as determined in the discretion of the Administrator.

SECTION 2.    ADMINISTRATION.

        The Plan shall be administered by the Administrator, except as otherwise expressly provided herein.

        The Administrator shall have the power and authority to grant to Participants pursuant to the terms of the Plan: (a) Stock Options (with or without DERs), (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Deferred Stock, (e) Performance Shares or (f) any combination of the foregoing.

        In addition, the Administrator shall have the authority:

        (a) to select those employees and prospective employees of the Company or any Subsidiary who shall be Eligible Employees;

        (b) to determine whether and to what extent Stock Options (with or without DERs), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Participants hereunder;

        (c) to determine the number of shares to be covered by each such award granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares); and

        (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

        The Administrator may designate whether any award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such awards designated as "performance-based compensation" shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Administrator for such awards shall be based on any one or more of the following, as selected by the Administrator: revenue; revenue per employee; GAAP earnings; taxable earnings; GAAP or taxable earnings per employee; GAAP or taxable earnings per share (basic or diluted); operating income; total stockholder return; dividends paid or payable; market share; profitability as measured by return ratios, including return on revenue, return on assets, return on equity, and return on investment; cash flow; or economic value added (economic profit); and such criteria generally must be specified in advance and may relate to one or any combination of two or more corporate, group, unit, division, affiliate, or individual performances. For awards intended to be "performance-based compensation," the grant of the awards, the establishment of the performance measures, and the certification that the performance goals were satisfied shall be made during the period and in the manner required under Code
Section 162(m).

        The Administrator shall have the authority, in its discretion, to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

        Notwithstanding anything to the contrary herein, no award hereunder may be made to any Participant to the extent that, following such award, the shares subject or potentially subject to such Participant's control (including, but not limited to, (i) shares of the Company's equity stock owned by the Participant,
(ii) shares of Stock subject to awards granted to the Participant under the Prior Plan (whether such awards are then exercisable or vested), (iii) Stock Options, whether or not then exercisable, held by the Participant to purchase additional such shares, (iv) Restricted Stock, Deferred Stock, and Performance Share awards to the Participant, whether or not then vested, and (v) Accrued DERs credited to the Participant) would constitute more than 9.8% of the outstanding capital stock of the Company.

SECTION 3.    STOCK SUBJECT TO PLAN.

        The shares of Stock for which awards may be granted under the Plan shall be subject to the following:

        (1) Subject to the following provisions of this Section 3, the maximum number of shares of Stock with respect to which awards may be granted to Participants and their beneficiaries under the Plan shall be equal to 2,500,000 shares of Stock.

        (2) Any shares of Stock covered by an award that is forfeited or canceled, or shares of stock not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, shall not be deemed to have been granted for purposes of determining the maximum number of shares of Stock available for future awards under the Plan.

        (3) If the exercise price of any Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed granted for purposes of determining the maximum number of shares of Stock available for future awards under the Plan.

        (4) If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall be available for future awards under the Plan.

        (5) Subject to Section 3(6), the following additional maximums are imposed under the Plan:

                (a) The maximum number of shares of Stock that may be the subject of awards granted as Incentive Stock Options under the Plan shall be 2,500,000 shares (regardless of whether the awards are canceled, forfeited, or re-priced or the shares subject to any such award are surrendered).

                (b) The maximum number of shares that may be the subject of awards granted to any one individual pursuant to Sections 5 and 6 (relating to Stock Options and Stock Appreciation Rights and Limited Stock Appreciation Rights) shall be 250,000 shares during any calendar year (regardless of whether such awards are canceled, forfeited, or re-priced or the shares subject to any such award are surrendered).

                (c) No more than 250,000 shares of Stock may be the subject of awards under the Plan granted to any one individual during any one-calendar-year period (regardless of when such shares are deliverable or whether the awards are forfeited, canceled, or re-priced or the shares subject to any such award are surrendered) if such awards are intended to be "performance-based compensation" (as the term is used for purposes of Code
Section 162(m)).

                (d) Shares of Stock issued under the Plan or covered by awards granted under the Plan pursuant to the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company acquiring another entity shall not count against the maximum number of shares available for future awards under the Plan.

        (6) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Administrator may adjust awards to preserve the benefits or potential benefits of the awards. Action by the Administrator may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the exercise price of outstanding Stock Options, Stock Appreciation Rights, and Limited Stock Appreciation Rights; and (iv) any other adjustments that the Administrator determines to be equitable, in its sole discretion.

SECTION 4.    ELIGIBILITY.

        Officers and other key employees of the Company or Subsidiaries who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company or its Subsidiaries and consultants and agents of the Company or its Subsidiaries, shall be eligible to be granted Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and agents recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award; provided, however, that Eligible Non-Employee Directors shall only be eligible to receive stock-based awards as provided in Section 5A and provided further, however, that any grant made to any person to whom an offer of employment is made shall cease to be effective unless such person accepts such offer and commences employment with the Company or any Subsidiary within 90 days after the date of the grant.

SECTION 5.    STOCK OPTIONS.

        Stock Options may be granted alone or in addition to other awards granted under the Plan, including DERs as described in Section 5(8). Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

        The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        The Administrator shall have the authority under this Section 5 to grant any optionee (except Eligible Non-Employee Directors) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without DERs, Stock Appreciation Rights, or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company or its Subsidiaries. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

        Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

        (1) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

        (2) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

        (3) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires.

        (4) METHOD OF EXERCISE. Subject to Section 5(3), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. The Administrator may also permit a Participant to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made by surrendering unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock, or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph
(1) of Section 11.

        (5) LOANS. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall
(i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, and (iii) bear interest at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        (6)     LIMITS ON TRANSFERABILITY OF OPTIONS.

                (a) Subject to Section 5(6)(b), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or in accordance with the terms of a qualified domestic relations order.

                (b) The Administrator may, in its discretion, authorize all or a portion of the Non-Qualified Stock Options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, qualified domestic partner, children, or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or partnerships in which such Immediate Family Members are the only partners, or (iv) any other persons or entities as may be approved by the

Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(6)(b), and (z) subsequent transfers of transferred Stock Options shall be prohibited except those in accordance with Section 5(6)(a) or expressly approved by the Administrator. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(7) and 10(3) hereof, the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment contained in the option agreement with respect to such Stock Options shall continue to be applied with respect to the original optionee, following any which event the Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in such option agreements. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 10(3) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. Any transfer of a Stock Option that was originally granted with DERs related thereto shall automatically include the transfer of such DERs, any attempt to transfer such Stock Option separately from such DERs shall be void, and such DERs shall continue in effect according to their terms. "Qualified domestic partner" for the purpose of this Section 5(6)(b) shall mean a domestic partner living in the same household as the optionee and registered with, certified by, or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

        (7) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, its Parent Corporation or any Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

        (8) DERs. The Administrator shall have the discretion to grant DERs in conjunction with grants of Stock Options pursuant to this Section 5. DERs may be granted in either of two forms, "Current-pay DERs" and "Accrued DERs" and the Administrator may condition the payment or accrual of amounts in respect thereof subject to satisfaction of such performance objectives as the Administrator may specify at the time of grant. Assuming satisfaction of any applicable conditions, Current-pay DERs shall be paid concurrently with any dividends or distributions paid on the Stock during the time the related Stock Options are outstanding, or such portion of such time as the Administrator may determine, in an amount equal to the value of the cash dividend (or Stock or other property being distributed) per share being paid on the Stock times the number of shares subject to the related Stock Options. Current-pay DERs are payable in cash, Stock or such other property as may be distributed to stockholders, as the Administrator shall determine at the time of grant. Accrued DERs may be accrued in respect of cash dividends only or cash dividends and the value of any Stock or other property distributed to stockholders, as the Administrator shall determine at the time of grant. Assuming satisfaction of any applicable conditions, Accrued DERs shall be accrued with respect to the related Stock Options outstanding as of the date dividends are declared on the Company's Stock in accordance with the following formula:

                                   (A x B) / C
under which "A" equals the number of shares subject to such Stock Options, "B" equals the cash dividend per share or the value per share of the Stock or other property being distributed, as the case may be, and "C" equals the Fair Market Value per share of Stock on the dividend payment date. The Accrued DERs shall represent shares of Stock which shall be issuable to the holder of the related Stock Option proportionately as the holder exercises the Stock Option to which the Accrued DERs relate, rounded down to the nearest whole number of shares. DERs shall expire upon the expiration of the Stock Options to which they relate. The Administrator shall specify at the time of grant whether dividends shall be payable or credited on the shares of Stock represented by Accrued DERs. Notwithstanding anything to the contrary herein, Accrued DERs granted with respect to Stock Options shall be accrued only to the extent of the number of shares of stock then reserved and available for issuance under the Plan in excess of the number of shares subject to issuance pursuant to outstanding Stock Option, Accrued DER, Stock Appreciation Right, Limited Stock Appreciation Right, Deferred Stock, or Performance Share Awards.

SECTION 5A.   STOCK OPTIONS FOR ELIGIBLE NON-EMPLOYEE DIRECTORS.

        This Section 5A shall apply only to grants of Stock Options to Eligible Non-Employee Directors.

        (1) Each Eligible Non-Employee Director shall automatically be granted, upon first becoming a director of the Company Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights or such other stock-based award allowable under the Plan in an amount not to exceed 10,000 shares of Stock as determined by the Board, provided that no Eligible Non-Employee Director may receive more than one such grant for serving as a director of the Company and one or more Subsidiaries. In addition, on the day after the annual meeting of stockholders of the Company to be held in the calendar year 2004, and on the day after each annual stockholders' meeting of the Company thereafter during the term of the Plan, each Eligible Non-Employee Director of the Company shall be granted Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, Limited Stock Appreciation Rights or other stock-based award allowable under the Plan in an amount not to exceed 15,000 shares of Stock as the Board may determine. The price per share of Stock for these grants shall be 100% of the Fair Market Value on the date of grant. Each grant to an Eligible Non-Employee Director shall vest as the Board may determine. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at and time after becoming exercisable but not later than the date the Stock Option expires. Exercise shall be pursuant to any method described in Section 5(4) and no Stock Option shall be exercisable more than ten years after the date of grant. Any Stock Option issued under this Section may include DERs, in the discretion of the Board.

        (2) Eligible Non-Employee Directors who receive grants of Stock Options shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The Stock Options granted under this section shall be Non-Qualified Stock Options.

        (3) Non-Qualified Stock Options granted to Eligible Non-Employee Directors hereunder shall be transferable only to the extent provided in Sections 5(6)(a) and (b).

SECTION 6.    STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

        (1) GRANT AND EXERCISE. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

        A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

        A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

        (2) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of Section 5.

                (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

                (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

                (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

                (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraphs (3) and (6) of Section 5.

                (j) In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

                (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator at the time of grant), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of

Control Price" (as defined by the Administrator at the time of grant) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                (m) For the purpose of the limitation set forth in Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7.    RESTRICTED STOCK, DEFERRED STOCK, AND PERFORMANCE SHARES.

        (1) GENERAL. Restricted Stock, Deferred Stock, or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock, or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock, or Performance Share awards; the Restricted Period (as defined in Section 7(3)) applicable to Restricted Stock, Deferred Stock, or Performance Share awards; the performance objectives applicable to Performance Share, Restricted Stock, or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock, and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock, or Performance Share awards upon the exercise of Stock Options or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient.

        (2) AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock, Deferred Stock, or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2),
(i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the NovaStar Financial, Inc. 2004 Incentive Stock Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and NovaStar Financial, Inc. Copies of such Plan and Agreement are on file in the offices of NovaStar Financial, Inc."

        The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        (3) RESTRICTIONS AND CONDITIONS. The Restricted Stock, Deferred Stock, and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                (a) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock, or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock, Performance Shares, or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death, or Disability or the occurrence of a "Change of Control" (as defined by the Administrator at the time of grant).

                (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that, except as otherwise specified by the Administrator at time of grant, dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall accrue to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares, or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                (c) Subject to the provisions of the Restricted Stock, Deferred Stock, or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8.    AMENDMENT AND TERMINATION.

        The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation (1) may impair the rights of a Participant under any award theretofore granted without such Participant's consent, or (2) without the approval of the stockholders:

        (a) except as provided in Section 3, increase the total number of shares of Stock for which awards may be granted under the Plan;

        (b) change the employees or class of employees eligible to participate in the Plan;

        (c) materially change the performance measures set forth in Section 2 of the Plan; or

        (d) extend the maximum option period under paragraph (2) of Section 5 of the Plan.

        The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9.    UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10.   GENERAL PROVISIONS.

        (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

        All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

        (3) Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

        (5) The Administrator may permit or require a Participant to subject any award granted hereunder to any deferred compensation, deferred stock issuance, or similar plan that may be made available to Participants by the Company from time to time. The Administrator may establish such rules and procedures for participation in such deferral plans as it may deem appropriate, in its sole discretion.

SECTION 11.   EFFECTIVE DATE OF PLAN.

        The Plan became effective (the "Effective Date") on May 25, 2004, the date the Company's stockholders formally approved the Plan; and the Prior Plan was terminated except with respect to outstanding awards that remain to become vested, exercised or free of restrictions.

SECTION 12.   TERM OF PLAN.

        The Plan shall remain in full force and effect unless terminated by the Board or no further shares of Stock remain available for awards to be granted under Section 3 and there are no outstanding awards that remain to become vested, exercised, or free of restrictions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                    DATE:_________________________________, 2004


                                    ____________________________________________
                                    SIGNATURE


                                    ____________________________________________
                                    SIGNATURE

                                    (Please sign exactly as name appears on
                                    stock certificate. Where stock is registered jointly, all others must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees, or guardians should indicate thier status when signing.)




                                    PLEASE COMPLETE, SIGN AND DATE THIS PROXY
                                    AND RETURN IT IN THE ENCLOSED ENVELOPE.

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

















                                                    NOVASTAR FINANCIAL, INC.
                                                        REVOCABLE PROXY
                                       FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 25, 2004
                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Scott F. Hartman, or Rodney E. Schwatken, and each of them, with full power of substitution to act as attorneys and proxies for the undersigned to vote, as designated on the reverse side of this proxy, all shares of the common stock of NovaStar Financial, Inc. which the undersigned is entitled to vote at NovaStar Financial's 2004
Annual Meeting of Shareholders to be held at the Novastar Financial, Inc. corporate offices, 8140 Ward Parkway, Suite 300
Kansas City, Missouri on May 25, 2004 at 10:00 a.m. Central Daylight Time and at any and all adjournments thereof.


            THE BOARD RECOMMENDS A VOTE FOR EACH OF THE LISTED ITEMS

Item 1 - ELECTION          [ ] FOR all nominees listed below                    [ ] WITHHOLD AUTHORITY to vote for all
                               (EXCEPT AS MARKED TO THE CONTRARY BY                 nominees listed below
                               STRIKING OUT THE NAME OF ANY NOMINEE)

                                  Nominees:   W. Lance Anderson         Gregory T. Barmore

Item 2 - APPROVAL OF the NovaStar Financial, Inc. 2004 Incentive Stock Plan.

                                          [ ] FOR      [ ] AGAINST     [ ] ABSTAIN


Item 3 - RATIFICATION OF Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2004.


                                          [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

                                                   (Please See Reverse Side)
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